EGA EMERGING GLOBAL SHARES TRUST

Supplement dated November 29, 2013 to the Summary Prospectus dated August 6, 2013, for EGShares Brazil Infrastructure ETF (Ticker:  BRXX)

Effective February 3, 2014, the investment objective for the EGShares Brazil Infrastructure ETF will be revised as follows:

“The Fund seeks investment results that correspond (before fees and expenses) to the price and yield performance of the FTSE Brazil Infrastructure Extended Index (the “BRXX Underlying Index”).”

The BRXX Underlying Index is a free-float market capitalization-weighted stock market index comprised of 30 leading companies that FTSE determines to be representative of Brazil’s infrastructure industries.

In order to minimize the transaction costs, portfolio turnover and potential adverse tax consequences that could affect Fund shareholders in the transition to the BRXX Underlying Index, the Fund may, prior to February 3, 2014, begin to transition the Fund’s portfolio to the BRXX Underlying Index, including by requiring creation baskets to include some or all of the securities in the BRXX Underlying Index. To the extent that, prior to February 3, 2014, the Fund’s portfolio contains securities that are included in the BRXX Underlying Index but that are not included in the Fund’s current underlying index, the Fund’s performance may experience tracking error with the current underlying index and may not be able to meet its current investment objective of seeking investment results that correspond (before fees and expenses) to the price and yield performance of the current underlying index.